SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                           reported): March 16, 2001


                            RSL Communications, Ltd.
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                  (Exact name of Registrant as specified in its charter)


          Bermuda                     333-25749                   N/A
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 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
  Incorporation or Organization)                          Identification Number)


                                 Clarendon House
                                  Church Street
                             Hamilton HM CX Bermuda
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                    (Address of principal executive offices)


                                 (441) 295-2832
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                         (Registrant's telephone number)





68817.0004
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------

On March 19, 2001, RSL Communications, Ltd., a Bermuda corporation (the "Company") announced that insolvency proceedings were commenced in the Supreme Court of Bermuda. On such date, Peter Spratt, Randall Eisenberg and Peter Mitchell, partners of PricewaterhouseCoopers, were appointed Joint Provisional Liquidators of the Company by the Bermuda court. A petition to commence an ancillary proceeding under section 304 of the U.S. Bankruptcy Code for the Company has been filed in U.S. Bankruptcy Court for the Southern District of New York. The Company maintains executive offices in New York City. In the Supreme Court of Bermuda, the winding-up proceeding for the Company is case number is 2001:98. The case number for the Section 304 proceeding referred to above is 01-11506 (ALG).

On March 19, 2001, RSL Communications PLC and RSL COM Europe Ltd., subsidiaries of the Company initiated insolvency proceedings in the London High Court, Chancery Division, Companies Court. That process will be administered by Joint Administrators who were appointed by the London Court. Peter Spratt, Neville Kahn and Steven Pearson, partners in PricewaterhouseCoopers, have been appointed Joint Administrators in the London proceedings. The RSL Communications PLC proceedings are number 001918 of 2001 and the RSL COM Europe Ltd. proceedings are number 001917 of 2001.

In addition, on March 16, 2001, RSL COM U.S.A., Inc., the principal operating subsidiary of the Company in the United States and its subsidiary, RSL COM Primecall, Inc., filed to reorganize under Chapter 11 of the U.S. Bankruptcy Code in U.S. Bankruptcy Court in the Southern District of New York. The case number for RSL COM U.S.A., Inc. is 01-11469 (ALG) and the case number for RSL COM Primecall, Inc. is 01-11457-(ALG).

In connection therewith, the Company issued a press release, a copy of which is attached hereto as exhibit 99.1 and is incorporated herein by reference. In addition, RSL COM U.S.A., Inc. issued a press release, a copy of which is attached hereto as exhibit 99.2 and is incorporated herein by reference



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------


          99.1     Press release dated March 19, 2001.

          99.2     Press release dated March 16, 2001



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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RSL COMMUNICATIONS, LTD.

Date: March 22, 2001                By /s/ Peter Spratt
                                       ----------------------------------------
                                       Name: Peter Spratt
                                       Title: Joint Provisional Liquidator
















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                                 Exhibit Index
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     99.1           Press Release dated March 19, 2001.

     99.2           Press Release dated March 16, 2001.












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